Exhibit 99.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

        Each of the undersigned, in his capacity as an officer of REMEC, Inc. (the "Registrant"), hereby certifies that:

        1.    The annual report of the Registrant on Form 10-K/A for the period ended January 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934.

        2.    The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

/s/ RONALD E. RAGLAND Ronald E. Ragland, Chairman and Chief Executive Officer

/s/ DAVID L. MORASH David L. Morash, Chief Financial and Accounting Officer

Date: November 12, 2002